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                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 1997 included in QuadraMed Corporation's Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.



                                /s/ Arthur Anderson LLP
                                ---------------------------

                                ARTHUR ANDERSON LLP

San Jose, California
September 18, 1997